EXHIBIT 99.1



                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS

     CASE NUMBER: 04-31555                              rwd, 01/05

     JUDGE: Felsenthal



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                   DIVISION 6

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: January 30, 2005


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:


        /s/Timothy R. Ligon                            VP and Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY    TITLE



        Timothy R. Ligon                               February 23, 2005
        -------------------------------------------    --------------------
        PRINTED NAME OF RESPONSIBLE PARTY              DATE


     PREPARER:


        /s/Steve Reinsch                               Assistant Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  PREPARER              TITLE



        Steve Reinsch                                  February 23, 2005
        -------------------------------------------    --------------------
        PRINTED NAME OF PREPARER                       DATE

Avado Brands, Inc.
January 2005 Monthly Operating Report


     As announced by the Company in a Form 8-K filed with the Securities and Exchange Commission on November 24, 2004, the Company has concluded that certain quarterly and annual financial statements previously issued as 10-K or 10-Q Filings should no longer be relied upon because of errors in such financial statements. The material errors identified include the following:

     Rent Expense. The Company has historically had a policy of recording rent expense on a straight-line basis over the initial lease term. The Company now believes the proper treatment for rent that escalates over time should be to recognize the expense on a straight-line basis over the lease term (inclusive of renewal options the Company is reasonably expected to exercise) rather than over the initial term of the lease. The Company believes that the resulting cumulative understatement of rent expense and the cumulative understatement of accrued rent expense liability, as of December 28, 2003, was approximately $13.1 million. In addition, the Company believes that certain of its lease agreements should be accounted for as capital rather than operating leases. The Company estimates that the resulting understatement of its capital lease obligations as of December 28, 2003 was approximately $10.1 million.

     Fixed Assets. An evaluation of the Company's premises and equipment accounting practices identified certain errors resulting in an overstatement of recorded net book values. In addition, the Company's depreciable lives for certain leasehold improvements have historically been based upon the useful lives of the assets, which for certain leasehold improvements is longer than the remaining term of the associated lease, including available renewal option periods. Because of these errors, the Company estimates the net book value of its premises and equipment was overstated by approximately $5.4 million as of December 28, 2003.

     Employee Partner Programs. Certain of the Company's employee partner programs, which were amended in 2002, have been historically accounted for as ownership interests. The Company now believes that they should have been accounted for as compensation agreements from the date of the amendments. The cumulative effect of this error, as of December 28, 2003, is estimated to be less than $0.5 million.

     The Company does not believe that management's decisions prior to filing Chapter 11 or the decisions made while in Chapter 11 would have materially changed had the Company been aware of these accounting errors earlier.

     The Monthly Operating Reports the Company has furnished to the Bankruptcy Court and filed with the Securities and Exchange Commission on Form 8-K since the filing of the Company's Chapter 11 petition, which are not prepared on the basis of generally accepted accounting principles, also contain such errors. Had the proper accounting treatment of these items been reflected in the MORs, it would not have had a material impact on the Company's cash flow or the amount of its reported or paid post-petition liabilities.

     The financial statements contained in the following January Monthly Operating Report reflect adjustments to rent expense and depreciation expense to properly state the results of operations for January 2005 and future months. Additionally, the Company has adjusted the January consolidated balance sheet to correct the cumulative overstatement of its fixed asset balances. The Company has not made adjustments to the consolidated balance sheet to reflect the cumulative misstatement of accrued rent liability and capital lease obligations. The Company is in the process of completing its evaluation of the errors and is attempting to resolve such issues in a timely manner.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-1

     CASE NUMBER: 04-31555                              rwd, 05/05


                                                        See Attached Schedule
COMPARATIVE BALANCE SHEET

-------------------------------------------------------------------------------
                                SCHEDULE       MONTH        MONTH        MONTH
ASSETS                           AMOUNT
-------------------------------------------------------------------------------
1. UNRESTRICTED CASH
-------------------------------------------------------------------------------
2. RESTRICTED CASH
-------------------------------------------------------------------------------
3. TOTAL  CASH                   #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
4. ACCOUNTS RECEIVABLE (NET)
-------------------------------------------------------------------------------
5. INVENTORY
-------------------------------------------------------------------------------
6. NOTES RECEIVABLE
-------------------------------------------------------------------------------
7. PREPAID EXPENSES
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  CURRENT  ASSETS        #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT
-------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION
-------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
        EQUIPMENT                #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
13. DUE FROM INSIDERS
-------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)
-------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
16. TOTAL ASSETS                 #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------

POSTPETITION  LIABILITIES
-------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
18. TAXES PAYABLE
-------------------------------------------------------------------------------
19. NOTES PAYABLE
-------------------------------------------------------------------------------
20. PROFESSIONAL FEES
-------------------------------------------------------------------------------
21. SECURED DEBT
-------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
23. TOTAL POSTPETITION
        LIABILITIES                              $0           $0          $0
-------------------------------------------------------------------------------

PREPETITION  LIABILITIES
-------------------------------------------------------------------------------
24. SECURED DEBT
-------------------------------------------------------------------------------
25. PRIORITY DEBT
-------------------------------------------------------------------------------
26. UNSECURED DEBT
-------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
28. TOTAL  PREPETITION
    LIABILITIES                    $0            $0           $0          $0
-------------------------------------------------------------------------------
29. TOTAL LIABILITIES              $0            $0           $0          $0
-------------------------------------------------------------------------------

EQUITY
-------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY
-------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
-------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------
33. TOTAL  EQUITY                  $0            $0           $0          $0
-------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS'  EQUITY                $0            $0           $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
Consolidating Balance Sheet
As of January 30, 2005

(Amounts in Thousands)
                                        Don                                                Total
                                      Pablo's       Hops      Corporate     Eliminate      Avado
----------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents        $ (1,180.2)      (718.4)      3,485.7             -       1,587.1
   Restricted Cash                         -            -      16,382.6             -      16,382.6
   Short Term Investments                  -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents(1,180.2)      (718.4)     19,868.3             -      17,969.7

   Accounts Receivable               2,609.3        751.9       1,303.0             -       4,664.2
   Inventories                       2,312.7      1,120.9          11.8             -       3,445.4
   Prepaid Expenses                  1,005.1        424.4       1,775.0             -       3,204.5
   Other Current Assets                    -            -         181.1             -         181.1
   Assets Held for Sale                    -        865.8         816.9             -       1,682.7
----------------------------------------------------------------------------------------------------
     Total Current Assets            4,746.9      2,444.6      23,956.1             -      31,147.6

PREMISES AND EQUIPMENT:
   Land                              9,006.4      1,455.9         227.8             -      10,690.1
   Buildings - Owned                17,175.0      1,686.2       7,496.5             -      26,357.7
   Buildings Under Ground Lease     80,507.1     24,888.4             -             -     105,395.5
   Leasehold Improvements            2,035.0      2,730.2             -             -       4,765.2
   Furniture & Equipment            49,138.1     14,499.8       4,413.8             -      68,051.7
   Building Under Capital Lease      3,855.0        780.0             -             -       4,635.0
   Asset Revaluation                       -            -             -             -             -
   Construction in Progress            436.6        183.6          23.4             -         643.6
----------------------------------------------------------------------------------------------------
     Total Premises & Equipment    162,153.2     46,224.1      12,161.5             -     220,538.8

Less: Accumulated Depreciation
      and Amortization             (74,149.7)   (13,505.8)     (7,521.7)            -     (95,177.2)
----------------------------------------------------------------------------------------------------
     Premises and Equipment, Net    88,003.5     32,718.3       4,639.8                   125,361.6

Goodwill
Goodwill Allocation                 67,739.0     (7,335.0)            -     (60,404.0)            -
   Less: Accumulated Amortization          -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Goodwill, Net                  67,739.0     (7,335.0)            -     (60,404.0)            -

Notes Receivable                           -            -             -             -             -
Def. Loan/Lease Costs, Net                 -            -       4,760.4             -       4,760.4
Prepaid Rent/Int.-SLB, Net           8,991.6      3,171.2             -             -      12,162.8
Deferred Income Tax Benefit                -            -      11,620.0             -      11,620.0
Other Assets, Net                    1,868.3      1,006.3       1,182.7             -       4,057.3
----------------------------------------------------------------------------------------------------
Total Assets                      $171,349.3     32,005.4      46,159.0     (60,404.0)    189,109.7
====================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                $        -            -       3,474.6              -      3,474.6
   Accounts Payable                    373.4        171.9       5,791.2              -      6,336.5
   Accounts Payable - Related       (8,001.6)    45,598.6      13,489.1      (51,086.7)         (.6)
   Intercompany Allocation         105,672.9     46,425.9      20,643.2     (172,742.0)           -
----------------------------------------------------------------------------------------------------
     Total Accounts Payable         98,044.7     92,196.4      43,398.1     (223,828.7)     9,810.5

ACCRUED LIABILITIES:
   Payroll                           3,483.6        886.1         486.2              -      4,855.9
   Bonuses                             298.6         92.9         495.8              -        887.3
   Benefits and Taxes                  448.2        130.9       1,165.0              -      1,744.1
   Rents                             2,642.5        211.0             -              -      2,853.5
   Interest                                -            -       1,547.8              -      1,547.8
   Insurance                               -            -       5,793.0              -      5,793.0
   Property Taxes                      924.9        343.9           7.0              -      1,275.8
   Sales Tax Payable                 1,000.8        402.8           5.0              -      1,408.6
   Other                             1,742.4      1,212.8       1,349.8              -      4,305.0
----------------------------------------------------------------------------------------------------
     Total Accrued Liabilities      10,541.0      3,280.4      10,849.6              -     24,671.0

Current Installments of
  Long-Term Debt                           -            -      40,002.3              -     40,002.3
Income Tax                                 -            -          43.2              -         43.2
----------------------------------------------------------------------------------------------------
     Total Current Liabilities     108,585.7     95,476.8      94,293.2     (223,828.7)    74,527.0

Long-Term Debt                             -            -             -              -            -
Capital Lease Obligation                   -            -             -              -            -
Other Long-Term Liabilities                -        575.5             -              -        575.5
----------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise       108,585.7     96,052.3      94,293.2     (223,828.7)    75,102.5

Liabilities Subject to Compromise   11,882.0     14,279.5     214,401.8              -    240,563.3
----------------------------------------------------------------------------------------------------
     Total Liabilities             120,467.7    110,331.8     308,695.0     (223,828.7)   315,665.8

Convertible Securities                     -            -       3,179.5              -      3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                         30.9            -         404.8              -        435.7
   Additional Paid-In Capital        9,628.6     25,913.0      52,710.4       66,080.0    154,332.0
   Retained Earnings                40,416.2   (104,263.7)   (212,383.9)      97,344.7   (178,886.7)
   Net Earnings                        805.9         24.3      (2,988.0)             -     (2,157.8)
     Less: Dividends Paid                  -            -      (7,042.0)             -     (7,042.0)
----------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                      50,881.6    (78,326.4)   (169,298.7)     163,424.7    (33,318.8)
       Less: Treasury Stock                -            -     (96,416.8)             -    (96,416.8)
----------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                $171,349.3     32,005.4      46,159.0      (60,404.0)   189,109.7
====================================================================================================

Avado Brands, Inc.
Consolidated Balance Sheet
As of January 30, 2005

(Amounts in Thousands)

                                       August      September     October     November    December     January
----------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents          $  1,742.2     1,450.0      1,492.0      1,567.4      1,740.8    1,587.1
   Restricted Cash                    18,244.9    18,241.7     18,346.0     18,304.2     16,426.9   16,382.6
   Short Term Investments                    -           -             -           -            -          -
----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents  19,987.1    19,691.7     19,838.0     19,871.6     18,167.7   17,969.7

   Accounts Receivable                 4,502.0     4,101.0      4,489.5      4,067.6      3,884.4    4,664.2
   Inventories                         4,030.4     3,584.7      3,448.0      3,498.2      3,390.1    3,445.4
   Prepaid Expenses                    4,220.3     3,578.9      3,577.1      3,574.6      2,589.4    3,204.5
   Other Current Assets                  764.8       634.1        655.9        513.1        298.9      181.1
   Assets Held for Sale                      -     2,205.2      2,213.7      1,927.3      1,677.5    1,682.7
----------------------------------------------------------------------------------------------------------------
     Total Current Assets             33,504.6    33,795.6     34,222.2     33,452.4     30,008.0   31,147.6

PREMISES AND EQUIPMENT:
   Land                               11,613.1    10,843.4     10,843.4      10,843.4    10,690.1   10,690.1
   Buildings - Owned                  30,040.1    27,657.7     27,657.7      27,666.1    26,357.6   26,357.6
   Buildings Under Ground Lease      112,014.2   106,996.8    107,026.2     107,034.8   105,372.7  105,395.5
   Leasehold Improvements              7,103.9     4,730.0      4,768.3       4,763.7     4,763.7    4,765.1
   Furniture & Equipment              76,933.0    69,094.5     69,226.2      69,296.8    68,067.5   68,051.7
   Building Under Capital Lease        4,635.0     4,635.0      4,635.0       4,635.0     4,635.0    4,635.0
   Asset Revaluation                  (2,298.3)          -            -             -           -          -
   Construction in Progress               21.1        68.6        135.6         240.5       423.7      643.6
----------------------------------------------------------------------------------------------------------------
     Total Premises & Equipment      240,062.1   224,026.0    224,292.4     224,480.3   220,310.3  220,538.6

Less: Accumulated Depreciation
      and Amortization               (95,385.7)  (89,903.8)   (90,714.9)    (91,501.5)  (94,548.3) (95,177.1)
----------------------------------------------------------------------------------------------------------------
     Premises and Equipment, Net     144,676.4   134,122.2    133,577.5     132,978.8   125,762.0  125,361.5

Goodwill                                     -           -            -             -           -          -
Goodwill Allocation                          -           -            -             -           -          -
   Less: Accumulated Amortization            -           -            -             -           -          -
----------------------------------------------------------------------------------------------------------------
     Goodwill, Net                           -           -            -             -           -          -

Notes Receivable                             -           -            -             -           -          -
Def. Loan/Lease Costs, Net             5,456.6     5,446.8      5,437.0       5,427.2     4,766.8    4,760.4
Prepaid Rent/Int.-SLB, Net            17,194.3    17,088.2     16,995.2      16,902.2    12,231.8   12,162.8
Deferred Income Tax Benefit           11,620.0    11,620.0     11,620.0      11,620.0    11,620.0   11,620.0
Other Assets, Net                      3,880.0     3,880.0      3,869.5       3,965.4     4,020.7    4,057.3
----------------------------------------------------------------------------------------------------------------
Total Assets                       $ 216,331.9   205,952.8    205,721.4     204,346.0   188,409.3  189,109.6
================================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                 $   2,882.3     2,476.6      2,790.8       2,248.1     2,155.6    3,474.6
   Accounts Payable                    7,356.1     5,726.7      7,340.6       7,904.9     6,915.2    6,336.6
   Accounts Payable - Related                -           -            -             -           -          -
   Intercompany Allocation                   -           -            -             -           -          -
----------------------------------------------------------------------------------------------------------------
     Total Accounts Payable           10,238.4     8,203.3     10,131.4      10,153.0     9,070.8    9,811.2

ACCRUED LIABILITIES:
   Payroll                             4,870.3     4,854.4      5,067.7       5,088.1     4,763.5    4,855.9
   Bonuses                               825.4     1,109.6        730.6         803.7       991.1      887.3
   Benefits and Taxes                  1,714.8     1,758.7      1,572.1       1,486.0     1,677.9    1,744.1
   Rents                               3,844.2     3,892.2      3,882.2       3,843.6     2,767.8    2,853.6
   Interest                              940.9     1,061.5      1,143.8       1,222.3     1,501.9    1,547.8
   Insurance                           5,070.0     5,660.5      5,792.5       5,733.3     5,759.8    5,793.0
   Property Taxes                      1,501.8     1,603.5      1,603.4       1,509.9     1,513.2    1,275.8
   Sales Tax Payable                   1,639.4     1,801.0      1,359.6       2,370.9     2,146.8    1,408.8
   Other                               3,716.2     5,337.9      4,293.3       3,955.2     4,449.6    4,304.9
----------------------------------------------------------------------------------------------------------------
     Total Accrued Liabilities        24,123.0    27,079.4     25,445.2      26,013.0    25,571.6   24,671.2

Current Installments of
  Long-Term Debt                      34,252.3    36,052.3     38,152.3      38,252.3    36,952.3   40,002.3
Income Tax                                54.2        54.1         54.1          44.8        43.2       43.2
----------------------------------------------------------------------------------------------------------------
     Total Current Liabilities        68,667.9    71,389.1     73,783.0      74,463.1    71,637.9   74,527.9

Long-Term Debt                               -           -            -             -           -          -
Capital Lease Obligation                     -           -            -             -           -          -
Other Long-Term Liabilities              682.6       677.5        672.8         641.0       605.9      575.5
----------------------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise          69,350.5    72,066.6     74,455.8      75,104.1    72,243.8   75,103.4

Liabilities Subject to Compromise    233,951.0   238,697.3    239,796.7     239,829.7   240,564.5  240,563.3
----------------------------------------------------------------------------------------------------------------
     Total Liabilities               303,301.5   310,763.9    314,252.5     314,933.8   312,808.3  315,666.7

Convertible Securities                 3,179.5     3,179.5      3,179.5       3,179.5     3,179.5    3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                          435.7       435.7        435.7         435.7       435.7      435.7
   Additional Paid-In Capital        154,332.0   154,332.0    154,332.0     154,332.0   154,332.0  154,332.0
   Retained Earnings                (108,576.7) (108,576.7)  (108,576.7)   (108,576.7) (108,576.7)(178,887.2)
   Net Earnings                      (32,881.3)  (50,722.8)   (54,442.8)    (56,499.5)  (70,310.7)  (2,158.3)
     Less: Dividends Paid             (7,042.0)   (7,042.0)    (7,042.0)     (7,042.0)   (7,042.0)  (7,042.0)
----------------------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                         6,267.7   (11,573.8)   (15,293.8)    (17,350.5)  (31,161.7) (33,319.8)
       Less: Treasury Stock          (96,416.8)  (96,416.8)   (96,416.8)    (96,416.8)  (96,416.8) (96,416.8)
----------------------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                  $216,331.9   205,952.8    205,721.4     204,346.0   188,409.3  189,109.6
================================================================================================================

Footnotes:

     Restricted Cash - The balance represents approximately $11.7 million in cash being held by Wells Fargo and LaSalle Bank as collateral on corresponding letters of credit. An additional $4.7 million is being held by AIG and XL Specialty as collateral on the worker's comp and general liability insurance programs.

     Current Installments of LTD - The balance represents outstanding borrowings under the DIP credit facility.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2

     CASE NUMBER: 04-31555                              rwd, 01/05


CONSOLIDATED INCOME STATEMENT

                                    MONTH        MONTH       MONTH      QUARTER
REVENUES                           January
-------------------------------------------------------------------------------
1. GROSS REVENUES                 $20,728
-------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS          $44
-------------------------------------------------------------------------------
3. NET  REVENUE                   $20,684
-------------------------------------------------------------------------------

COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                            $5,676
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS              $7,584
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD       $13,260
-------------------------------------------------------------------------------
8. GROSS  PROFIT                   $7,424
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES           $3,338
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE       $1,412
-------------------------------------------------------------------------------
12. RENT & LEASE                   $1,100
-------------------------------------------------------------------------------
13. OTHER (See Notes)              $1,051
-------------------------------------------------------------------------------
14. SPECIAL CHARGE                   $227
-------------------------------------------------------------------------------
15. TOTAL  OPERATING  EXPENSES     $7,128
-------------------------------------------------------------------------------
16. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                 $296
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
17. NON-OPERATING INCOME               $0
-------------------------------------------------------------------------------
18. NON-OPERATING EXPENSE             $10
-------------------------------------------------------------------------------
19. INTEREST EXPENSE                 $693
-------------------------------------------------------------------------------
20. DEPRECIATION / DEPLETION         $776
-------------------------------------------------------------------------------
21. AMORTIZATION                     $146
-------------------------------------------------------------------------------
22. OTHER                              $0
-------------------------------------------------------------------------------
23. NET  OTHER INCOME & EXPENSES   $1,625
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
24. PROFESSIONAL FEES (See Notes)    $815
-------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES                 $15
-------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)                $0
-------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES    $830
-------------------------------------------------------------------------------
28. INCOME TAX                         $0
-------------------------------------------------------------------------------
29. NET  PROFIT  (LOSS)           ($2,159)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes, gains and losses on disposals of f/a, net of DP's royalty income.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2.1

     CASE NUMBER: 04-31555                              rwd, 01/05


CONSOLIDATING INCOME STATEMENT

                             Don Pablo's      Hops      Corporate   Consolidated
REVENUES                                                                TOTAL
-------------------------------------------------------------------------------
1. GROSS  REVENUES             $14,863        $5,865          $0       $20,728
-------------------------------------------------------------------------------
2. LESS:RETURNS & DISCOUNTS        $44            $0                       $44
-------------------------------------------------------------------------------
3. NET  REVENUE                $14,819        $5,865          $0       $20,684
-------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                         $3,782        $1,894                    $5,676
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS           $5,452        $2,132                    $7,584
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD     $9,234        $4,026          $0       $13,260
-------------------------------------------------------------------------------
8. GROSS  PROFIT                $5,585        $1,839          $0        $7,424
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES        $2,468          $870                    $3,338
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE        $0            $0      $1,412        $1,412
-------------------------------------------------------------------------------
12. RENT  &  LEASE                $768          $332                    $1,100
-------------------------------------------------------------------------------
13. OTHER (See Notes)             $751          $318        ($18)       $1,051
------------------------------------------------------------------------------
14. SPECIAL CHARGE                $204           $23                      $227
-------------------------------------------------------------------------------
15. TOTAL OPERATING EXPENSES    $4,191        $1,543      $1,394        $7,128
-------------------------------------------------------------------------------
16. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE            $1,394          $296     ($1,394)         $296
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
17. NON-OPERATING INCOME            $0            $0          $0            $0
-------------------------------------------------------------------------------
18. NON-OPERATING EXPENSE           $0            $0         $10           $10
-------------------------------------------------------------------------------
19. INTEREST  EXPENSE               $0            $0        $693          $693
-------------------------------------------------------------------------------
20. DEPRECIATION / DEPLETION      $506          $218         $52          $776
-------------------------------------------------------------------------------
21. AMORTIZATION                   $91           $55          $0          $146
-------------------------------------------------------------------------------
22. OTHER                           $0            $0          $0            $0
-------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES   $597          $273        $755        $1,625
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
24. PROFESSIONAL FEES               $0            $0        $815          $815
-------------------------------------------------------------------------------
25. U.S.  TRUSTEE  FEES             $0            $0         $15           $15
-------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES   $0            $0        $830          $830
-------------------------------------------------------------------------------
28. INCOME TAX
-------------------------------------------------------------------------------
29. NET  PROFIT  (LOSS)           $797           $23     ($2,979)      ($2,159)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes, gains and losses on disposals of f/a, net of DP's royalty income.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-3

     CASE NUMBER: 04-31555                              rwd, 01/05
                                                        See Attached Schedule


CASH  RECEIPTS  AND                  MONTH       MONTH       MONTH     QUARTER
DISBURSEMENTS                                                           TOTAL
-------------------------------------------------------------------------------
1. CASH - BEGINNING  OF  MONTH         $0          $0          $0
-------------------------------------------------------------------------------

RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------
2. CASH SALES
-------------------------------------------------------------------------------

COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------
3. PREPETITION
-------------------------------------------------------------------------------
4. POSTPETITION
-------------------------------------------------------------------------------
5. TOTAL  OPERATING  RECEIPTS          $0          $0          $0          $0
-------------------------------------------------------------------------------

NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------
7. SALE OF ASSETS
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  NON-OPERATING  RECEIPTS      $0          $0          $0          $0
-------------------------------------------------------------------------------
10. TOTAL  RECEIPTS                    $0          $0          $0          $0
-------------------------------------------------------------------------------
11. TOTAL  CASH  AVAILABLE             $0          $0          $0          $0
-------------------------------------------------------------------------------

OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------
12. NET PAYROLL
-------------------------------------------------------------------------------
13. PAYROLL TAXES PAID
-------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID
-------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-------------------------------------------------------------------------------
16. UTILITIES
-------------------------------------------------------------------------------
17. INSURANCE
-------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-------------------------------------------------------------------------------
20. TRAVEL
-------------------------------------------------------------------------------
21. ENTERTAINMENT
-------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------
23. SUPPLIES
-------------------------------------------------------------------------------
24. ADVERTISING
-------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
26. TOTAL  OPERATING  DISBURSEMENTS    $0          $0          $0          $0
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
30. TOTAL  REORGANIZATION  EXPENSES    $0          $0          $0          $0
-------------------------------------------------------------------------------
31. TOTAL  DISBURSEMENTS               $0          $0          $0          $0
-------------------------------------------------------------------------------
32. NET  CASH  FLOW                    $0          $0          $0          $0
-------------------------------------------------------------------------------
33. CASH - END OF MONTH                $0          $0          $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
January 3, 2005 to January 30, 2005
Consolidating Cash Flow

                                             01/03/05      01/03/05     01/03/05      01/03/05
                                             01/30/05      01/30/05     01/30/05      01/30/05
                                           ------------------------------------------------------
                                            Don Pablo's      Hops         Corp.      Consolidated
                                           ------------------------------------------------------
Cash - Beginning (01/03/05)                                                           1,740,752
                                           ------------------------------------------------------
Receipts:                                    15,306,550    6,112,364     130,365     21,549,279
                                           ------------------------------------------------------
  Total Receipts                             15,306,550    6,112,364     130,365     21,549,279
                                           ------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance               5,491,651    2,186,880     618,537      8,297,068
  GL, Prop & WC Insurance Premiums                    -            -   1,195,482      1,195,482
  Food & Beverage                             4,731,243    2,150,653           -      6,881,896
  Utilities, & Property Expenses                872,145      325,595           -      1,197,740
  Rent                                          996,024      467,237           -      1,463,262
  Marketing                                     442,405       36,550           -        478,955
  Sales Tax                                   1,552,691      587,031           -      2,139,722
  Property Tax                                  512,548       31,772           -        544,320
  Other                                         713,512      411,032     614,262      1,738,806
                                           -----------------------------------------------------
  Total Operating Disbursements:             15,312,219    6,196,749   2,428,281     23,937,250
                                           -----------------------------------------------------
Adjusted Total Operating Cash Flow               (5,669)     (84,385) (2,297,916)    (2,387,971)
                                           -----------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures         528,410      143,878      24,170        696,458
  AlixPartners                                        -            -     233,836        233,836
                                           -----------------------------------------------------
  Total Other Disbursements:                    528,410      143,878     258,006        930,294
                                           -----------------------------------------------------

Net Operating Cash Flow                        (534,079)    (228,263) (2,555,922)    (3,318,264)
                                           -----------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                                    -            -     403,848        403,848
  Financing Fees                                      -            -           -              -
  Retirement Plan Funding                             -            -      58,065         58,065
  Board of Directors Fees                             -            -      19,066         19,066
  KERP/KESP                                           -            -           -              -
  Utility Deposit                                     -            -           -              -
  US Trustee                                          -            -           -              -
  DIP Counsel                                         -            -           -              -
  Bankruptcy Professionals                            -            -     326,551        326,551
  Impact of Bankruptcy on Vendors                     -            -           -              -
  Debt Payments:
  Senior and Sub Note Interest Payments               -            -           -              -
                                           -----------------------------------------------------
  Total Other Non-Operating Disbursements             -            -     807,530        807,530
                                           -----------------------------------------------------

Total Disbursements                          15,840,629    6,340,627   3,493,817     25,675,073
                                           -----------------------------------------------------

Net Cash Flow                                  (534,079)    (228,263) (3,363,452)    (4,125,794)
                                           -----------------------------------------------------

Revolver borrowing (paydown) net of debt
   payoffs and LOC fundings                                                           3,149,080
Net cash impact of LOC activity (3)                                                     (99,080)
Increase (decrease) in bank overdrafts (2)                                            1,318,258
Other (primarily net change in deposits
   in transit)                                                                         (396,115)
                                                                                    ------------
Cash - End of Month                                                                   1,587,101
                                                                                    ============

  DDJ Beginning Loan Balance                                                         24,903,322
  Borrowings (1)                                                                     12,300,000
  Paydowns (1)                                                                       (9,150,920)
  Cash Held by AIG in lieu of LC                                                              -
                                                                                    ------------
  DDJ Ending Loan Balance                                                            28,052,402
                                                                                    ------------

  DDJ LOC Collateral Advances Beg. Balance                                           12,048,929
  105% of Wells Fargo LCs (1)                                                                 -
  Other Change in LC Collateral Need                                                    (99,080)
                                                                                    ------------
  DDJ LOC Collateral Advances Ending Balance                                         11,949,849
                                                                                    ------------
  Total Ending DDJ Borrowings                                                        40,002,251
                                                                                    ============

     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     (2) Bank overdrafts represent checks written on zero balance accounts. To the extent there is not a right of offset with the bank, these outstanding checks are reclassified to "Bank Overdrafts" within the current liabilities section of the consolidated balance sheet.

Avado Brands, Inc.
February 5 - January 30, 2005
Consolidated Cash Flow

                                         -------------------------------------------------------------------------------
                                          Feb 5 - 22      March        April         May          June         July
                                         Consolidated  Consolidated Consolidated Consolidated Consolidated Consolidated
                                         -------------------------------------------------------------------------------
Cash - Beginning                           4,342,487    2,166,559     2,545,730    2,039,975    2,005,458    1,711,877
                                         -------------------------------------------------------------------------------
Receipts:
   Don Pablo's                            10,189,478   22,849,009    18,262,266   19,552,633   23,437,843   18,097,857
   Hops                                    5,532,158   13,207,397     9,516,406    9,194,105   10,327,568    7,598,963
   Other                                      23,547       44,502        75,203      126,647      220,965      103,953
                                         -------------------------------------------------------------------------------
  Total Receipts                          15,745,183   36,100,908    27,853,875   28,873,384   33,986,375   25,800,774
                                         -------------------------------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance            7,928,042   12,735,344    10,440,262   10,690,066   13,851,197   10,239,681
  GL, Prop & WC Insurance Premiums           306,659      272,658       141,882      141,883      141,883      141,883
  Food & Beverage                          4,944,483   10,520,366     8,168,364    9,142,749    9,611,267    7,790,098
  Utilities, & Property Expenses             123,524    1,086,216     1,595,476    1,250,429    1,766,646    1,277,627
  Rent                                             -    1,758,509     1,718,423    1,708,159    1,766,439    1,615,919
  Marketing                                   41,870      528,852       535,146      995,218    1,292,628    1,352,945
  Sales Tax                                1,620,269    1,941,757     2,299,621    1,800,216    2,007,093    1,863,901
  Property Tax                                     -      529,756        78,947      251,063      133,174      121,794
  Other                                      390,453    1,930,921     1,664,227    1,907,844    2,048,943    1,669,444
                                         -------------------------------------------------------------------------------
  Total Operating Disbursements:          15,355,300   31,304,380    26,642,349   27,887,627   32,619,269   26,073,293
                                         -------------------------------------------------------------------------------
Adjusted Total Operating Cash Flow           389,883    4,796,528     1,211,526      985,758    1,367,106     (272,519)
                                         -------------------------------------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures      455,385      519,200       501,890      506,417      831,194      830,605
  AlixPartners                                     -            -             -      713,774      371,349      262,393
                                         -------------------------------------------------------------------------------
  Total Other Disbursements:                 455,385      519,200       501,890    1,220,191    1,202,543    1,092,998
                                         -------------------------------------------------------------------------------

Net Operating Cash Flow                      (65,502)   4,277,328       709,636     (234,433)     164,563   (1,365,517)
                                         -------------------------------------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                           199,967      189,983       280,973      283,646      267,456      281,003
  Financing Fees                           1,050,000            -        22,200            -        3,044            -
  Board of Directors Fees                      2,000       17,830        21,025       25,182      100,300       29,577
  KERP/KESP                                        -            -             -            -            -            -
  Utility Deposit                                  -            -             -            -            -       21,478
  US Trustee                                       -            -             -       45,500            -            -
  DIP Counsel                                189,330            -             -      173,402       85,915        8,406
  Bankruptcy Professionals                         -            -        53,962      720,392    1,163,879      646,501
  Impact of Bankruptcy on Vendors            153,500       10,000             -      801,239       19,354            -
  Debt Payments:
  Senior and Sub Note Interest Payments            -            -             -            -            -            -
                                         -------------------------------------------------------------------------------
  Total Other Non-Operating Disbursements  1,594,797      217,813       378,160    2,049,362    1,639,949      986,966
                                         -------------------------------------------------------------------------------

Total Disbursements                       17,405,482   32,041,393    27,522,399   31,157,179   35,461,761   28,153,257
                                         -------------------------------------------------------------------------------

Net Cash Flow                             (1,660,299)   4,059,515       331,476   (2,283,795)  (1,475,385)  (2,352,484)
                                         -------------------------------------------------------------------------------

Revolver borrowing (paydown) net of
   debt payoffs and LOC fundings            (514,747)  (4,470,000)     (460,000)   1,725,000    1,087,350    2,400,001
Net cash impact of LOC activity (3)                -            -     1,725,000   (1,725,000)    (353,850)           -
Increase (decrease) in bank overdrafts (2)         -      907,917    (1,573,800)   2,377,335      421,503      637,150
Other (primarily net change in
   deposits in transit)                         (882)    (118,261)     (528,431)    (128,057)      26,801     (481,365)
                                          ------------------------------------------------------------------------------
Cash - End of Month                        2,166,559    2,545,730     2,039,975    2,005,458    1,711,877    1,915,179
                                          ==============================================================================

  DDJ Beginning Loan Balance                       -   19,560,792    15,090,792   14,630,792   16,355,792   17,443,142
  Borrowings (1)                          22,000,792    7,000,000     3,240,000    7,300,000   10,200,000    9,400,001
  Paydowns (1)                            (6,690,000) (11,470,000)   (3,700,000)  (5,575,000)  (9,112,650)  (7,000,000)
  Cash Held by AIG I lieu of LC            4,250,000            -             -            -            -            -
                                          ------------------------------------------------------------------------------
  DDJ Ending Loan Balance                 19,560,792   15,090,792    14,630,792   16,355,792   17,443,142   19,843,143
                                          ------------------------------------------------------------------------------

  DDJ LOC Collateral Advances Beg. Bal.            -   13,949,208    13,949,208   16,009,208   14,284,208   13,930,358
  105% of Wells Fargo LCs (1)             13,949,208            -             -            -            -            -
  Other Change in LC Collateral Need                                  2,060,000   (1,725,000)    (353,850)           -
                                          ------------------------------------------------------------------------------
  DDJ LOC Collateral Advances End. Bal.   13,949,208   13,949,208    16,009,208   14,284,208   13,930,358   13,930,358
                                          ------------------------------------------------------------------------------
  Total Ending DDJ Borrowings             33,510,000   29,040,000    30,640,000   30,640,000   31,373,500   33,773,501
                                          ==============================================================================

Avado Brands, Inc.
February 5 - January 30, 2005
Consolidated Cash Flow (cont.)

                                         ------------------------------------------------------------------------------------------
                                            August       September      October      November       December
                                         Consolidated  Consolidated  Consolidated  Consolidated   Consolidated
                                         ------------------------------------------------------------------------------------------
Cash - Beginning                           1,915,179    1,742,163     1,449,972     1,491,992      1,567,395
                                         ------------------------------------------------------------------------------------------
Receipts:
   Don Pablo's                            18,537,821   20,661,729    15,806,002    15,757,353     24,632,474
   Hops                                    8,195,471    8,981,235     5,614,983     5,869,100      9,000,235
   Other                                     660,589      293,277       328,526     1,567,430      1,500,414
                                         ------------------------------------------------------------------------------------------
  Total Receipts                          27,393,881   29,936,240    21,749,511    23,193,883     35,133,122
                                         ------------------------------------------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance           10,561,174   12,035,341     9,074,844     8,654,965     13,026,280
  GL, Prop & WC Insurance Premiums           141,883      141,883             -             -              -
  Food & Beverage                          7,976,469    9,269,114     6,281,414     6,668,588      9,983 334
  Utilities, & Property Expenses           1,545,148    1,667,359     1,173,465     1,357,513      1,440,455
  Rent                                     1,642,546    1,612,974     1,383,275     1,569,451      2,852,694
  Marketing                                  321,278      983,773       760,840       554,859        659,822
  Sales Tax                                1,749,097    1,760,783     1,808,792       450,941      2,423,818
  Property Tax                                86,497      171,564       140,551       306,808        265,555
  Other                                    1,530,880    1,764,648     1,406,485     1,439,975      2,840,536
                                         ------------------------------------------------------------------------------------------
  Total Operating Disbursements:          25,554,972   29,407,439    22,029,666    21,003,099     32,492,494
                                         ------------------------------------------------------------------------------------------
Adjusted Total Operating Cash Flow         1,838,909      528,802      (280,154)    2,190,784      1,640,629
                                         ------------------------------------------------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures      794,192      900,468       581,162       593,506          3,421
  AlixPartners                               315,210      260,466       288,617       240,903        253,378
                                         ------------------------------------------------------------------------------------------
  Total Other Disbursements:               1,109,402    1,160,934       869,779       834,409        256,799
                                         ------------------------------------------------------------------------------------------

Net Operating Cash Flow                      729,507     (632,132)   (1,149,934)    1,356,375      1,383,830
                                         ------------------------------------------------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                           318,025      310,877       327,415       352,887        362,147
  Financing Fees                                   -            -       150,000             -              -
  Retirement Plan Funding                          -            -             -             -        369,861
  Board of Directors Fees                     11,400       23,971        13,000        26,151        24,5009
  KERP/KESP                                  366,436            -             -             -              -
  Utility Deposit                                  -            -             -             -              -
  US Trustee                                  25,500            -             -        65,500              -
  DIP Counsel                                 10,799            -        24,446        23,566         22,737
  Bankruptcy Professionals                   411,043      488,636       647,401       239,275      1,579,133
  Impact of Bankruptcy on Vendors                  -            -             -             -              -
  Debt Payments:
  Senior and Sub Note Interest Payments            -            -             -             -              -
                                         ------------------------------------------------------------------------------------------
  Total Other Non-Operating Disbursements  1,143,203      823,484     1,162,262       707,379      2,358,378
                                         ------------------------------------------------------------------------------------------

Total Disbursements                       27,807,576   31,391,856    24,061,707    22,544,887     36,107,670
                                         ------------------------------------------------------------------------------------------

Net Cash Flow                               (413,695)  (1,455,616)   (2,312,196)      648,997       (974,548)
                                         ------------------------------------------------------------------------------------------

Revolver borrowing (paydown) net of
   debt payoffs and LOC fundings             500,018    1,799,982     2,100,000       100,000         560,179
Net cash impact of LOC activity (3)          (21,250)           -             -             -      (1,860,179)
Increase (decrease) in bank overdrafts (2)  (945,496)    (405,629)      314,218      (542,710)        (91,843)
Other (primarily net change in
   deposits in transit)                      707,408     (230,929)      (60,002)     (130,884)      2,539,748
                                          -----------------------------------------------------------------------------------------
Cash - End of Month                        1,742,163    1,449,972     1,491,992     1,567,395       1,740,752
                                          =========================================================================================

  DDJ Beginning Loan Balance              19,843,143   20,343,161    22,143,143    24,243,143      24,343,143
  Borrowings (1)                           9,400,018   10,899,982     7,700,000     7,000,000      14,960,179
  Paydowns (1)                            (8,900,000)  (9,100,000)   (5,600,000)   (6,900,000)    (14,400,000)
  Cash Held by AIG I lieu of LC                    -            -             -             -               -
                                          -----------------------------------------------------------------------------------------
  DDJ Ending Loan Balance                 20,343,161   22,143,143    24,243,143    24,343,143      24,903,322
                                          -----------------------------------------------------------------------------------------

  DDJ LOC Collateral Advances Beg. Bal.   13,930,358   13,909,108    13,909,108    13,909,108      13,909,108
  105% of Wells Fargo LCs (1)                      -            -             -             -               -
  Other Change in LC Collateral Need         (21,250)           -             -             -      (1,860,179)
                                          -----------------------------------------------------------------------------------------
  DDJ LOC Collateral Advances End. Bal.   13,909,108   13,909,108    13,909,108    13,909,108      12,048,929
                                          -----------------------------------------------------------------------------------------
  Total Ending DDJ Borrowings             34,252,269   36,052,251    38,152,251    38,252,251      36,952,251
                                          =========================================================================================

Avado Brands, Inc.
February 5 - January 30, 2005
Consolidated Cash Flow (cont.)

                                         ------------------------------------------------------------------------------------------
                                           January    Filing-to-Date
                                         Consolidated  Consolidated
                                         ------------------------------------------------------------------------------------------
Cash - Beginning                           1,740,752     4,342,487
                                         ------------------------------------------------------------------------------------------
Receipts:
   Don Pablo's                            15,306,550   223,091,014
   Hops                                    6,112,364    99,149,985
   Other                                     130,365     5,075,417
                                         ------------------------------------------------------------------------------------------
  Total Receipts                          21,549,279   327,316,415
                                         ------------------------------------------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance            8,297,068   127,534,264
  GL, Prop & WC Insurance Premiums         1,195,482     2,626,096
  Food & Beverage                          6,881,896    97,238,140
  Utilities, & Property Expenses           1,197,740    15,481,598
  Rent                                     1,463,262    19,091,650
  Marketing                                  478,955     8,506,185
  Sales Tax                                2,139,722    21,866,011
  Property Tax                               544,320     2,630,029
  Other                                    1,738,806    20,333,163
                                         ------------------------------------------------------------------------------------------
  Total Operating Disbursements:          23,937,250   315,307,135
                                         ------------------------------------------------------------------------------------------
Adjusted Total Operating Cash Flow        (2,387,971)   12,009,281
                                         ------------------------------------------------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures      696,458     7,213,897
  AlixPartners                               233,836     2,939,927
                                         ------------------------------------------------------------------------------------------
  Total Other Disbursements:                 930,294    10,153,824
                                         ------------------------------------------------------------------------------------------

Net Operating Cash Flow                   (3,318,264)    1,855,457
                                         ------------------------------------------------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                           403,848     3,578,229
  Financing Fees                                   -     1,225,244
  Retirement Plan Funding                          -            -
  Board of Directors Fees                     58,065       314,003
  KERP/KESP                                   19,066       366,436
  Utility Deposit                                  -        21,478
  US Trustee                                       -       136,500
  DIP Counsel                                      -       538,602
  Bankruptcy Professionals                   326,551     6,276,772
  Impact of Bankruptcy on Vendors                  -       984,093
  Debt Payments:
  Senior and Sub Note Interest Payments            -             -
                                         ------------------------------------------------------------------------------------------
  Total Other Non-Operating Disbursements    807,530    13,869,282
                                         ------------------------------------------------------------------------------------------

Total Disbursements                       25,675,073   339,330,240
                                         ------------------------------------------------------------------------------------------

Net Cash Flow                             (4,125,794)  (12,013,825)
                                         ------------------------------------------------------------------------------------------

Revolver borrowing (paydown) net of
   debt payoffs and LOC fundings           3,149,080     7,976,863
Net cash impact of LOC activity (3)          (99,080)   (2,334,359)
Increase (decrease) in bank overdrafts (2) 1,318,258     2,416,903
Other (primarily net change in
   deposits in transit)                     (396,115)    1,199,031
                                          -----------------------------------------------------------------------------------------
Cash - End of Month                        1,587,101     1,587,101
                                          =========================================================================================

  DDJ Beginning Loan Balance              24,903,322   121,400,972
  Borrowings (1)                          12,300,000   (97,598,570)
  Paydowns (1)                            (9,150,920)    4,250,000
  Cash Held by AIG I lieu of LC                    -             -
                                          -----------------------------------------------------------------------------------------
  DDJ Ending Loan Balance                 28,052,402    28,052,402
                                          -----------------------------------------------------------------------------------------

  DDJ LOC Collateral Advances Beg. Bal.   12,048,929             -
  105% of Wells Fargo LCs (1)                      -    13,949,208
  Other Change in LC Collateral Need         (99,080)   (1,999,359)
                                          -----------------------------------------------------------------------------------------
  DDJ LOC Collateral Advances End. Bal.   11,949,849    11,949,849
                                          -----------------------------------------------------------------------------------------
  Total Ending DDJ Borrowings             40,002,251    40,002,251
                                          =========================================================================================

     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     (2) Bank overdrafts represent checks written on zero balance accounts. To the extent there is not a right of offset with the bank, these outstanding checks are reclassified to "Bank Overdrafts" within the current liabilities section of the consolidated balance sheet.

     (3) During the week ended April 25, 2004, the Company borrowed $2,060,000 to use as collateral for a $2,000,000 letter of credit related to the Company's bond program. After the LOC was put in place, the Company received a return of collateral which was being held by the insurance Company in lieu of a letter of credit, in the amount of $1,725,000. The Company received this amount on 4/23 but due to the timing of the receipt, was not able to pay down the credit facility until the following week. As such, the $1,725,000 balance was included in the cash balance at 4/25/04.

     CASE NAME: Avado Brands, Inc.                      Monthly Operating Report

     CASE NUMBER: 04-31555                              ACCRUAL BASIS-4

                                                        rwd, 01/05


                                     SCHEDULE      MONTH      MONTH      MONTH
 ACCOUNTS  RECEIVABLE  AGING          AMOUNT
-------------------------------------------------------------------------------
1. 0-30
-------------------------------------------------------------------------------
2. 31-60                          See Attachment
-------------------------------------------------------------------------------
3. 61-90
-------------------------------------------------------------------------------
4. 91+
-------------------------------------------------------------------------------
5. TOTAL  ACCOUNTS  RECEIVABLE          $0           $0         $0          $0
-------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------
7. ACCOUNTS  RECEIVABLE  (NET)          $0           $0         $0          $0
-------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES        MONTH:  January 30, 2005

                             0-30      31-60      61-90      91+
TAXES  PAYABLE               DAYS       DAYS      DAYS       DAYS       TOTAL
-------------------------------------------------------------------------------
1. FEDERAL                  $78,542
-------------------------------------------------------------------------------
2. STATE                 $1,698,150
-------------------------------------------------------------------------------
3. LOCAL                 $1,275,792
-------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE   $3,052,484       $0        $0         $0           $0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE        $963,099  $93,310   $47,464    $30,741   $1,134,614
-------------------------------------------------------------------------------
                                          ***       ***        ***


STATUS  OF  POSTPETITION  TAXES                  MONTH:  January 30, 2005

                          BEGINNING        AMOUNT                      ENDING
                             TAX        WITHHELD AND/     AMOUNT        TAX
FEDERAL                   LIABILITY*     0R ACCRUED        PAID      LIABILITY
-------------------------------------------------------------------------------
1. WITHHOLDING**             $0           $850,579       $850,579           $0
-------------------------------------------------------------------------------
2. FICA-EMPLOYEE**           $0           $765,386       $765,386           $0
-------------------------------------------------------------------------------
3. FICA-EMPLOYER**           $0           $765,386       $765,386           $0
-------------------------------------------------------------------------------
4. UNEMPLOYMENT         $70,024            $78,530        $70,012      $78,542
-------------------------------------------------------------------------------
5. INCOME
-------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
7. TOTAL FEDERAL TAXES  $70,024         $2,459,881     $2,451,363      $78,542
-------------------------------------------------------------------------------

STATE  AND  LOCAL
-------------------------------------------------------------------------------
8. WITHHOLDING          $56,614          $262,795        $241,267      $78,142
-------------------------------------------------------------------------------
9. SALES             $2,146,785        $1,431,506      $2,169,531   $1,408,760
-------------------------------------------------------------------------------
10. EXCISE
-------------------------------------------------------------------------------
11. UNEMPLOYMENT       $140,597          $166,475        $139,041
-------------------------------------------------------------------------------
12. REAL AND PERSONAL
    PROPERTY         $1,513,165          $306,323        $543,696     $168,031
-------------------------------------------------------------------------------
13. PERSONAL PROPERTY
-------------------------------------------------------------------------------
14. INCOME              $43,217                $0              $0      $43,217
-------------------------------------------------------------------------------
15. TOTAL STATE &
    LOCAL            $3,900,378        $2,167,099      $3,093,535   $2,973,942
-------------------------------------------------------------------------------
16. TOTAL  TAXES     $3,970,402        $4,626,980      $5,544,898   $3,052,484
-------------------------------------------------------------------------------


     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     *** Non-current accounts payable relates primarily to professional services and other vendor claims which were paid during the Company's February accounting period. These invoices primarily relate to pre-petition and post-petition amounts that were processed in January related to periods prior to January.

     Note: Payroll taxes are remitted based on Federal, state and local requirements. Remittances are made within one day of paydate, monthly or quarterly, depending on the requirements.

AVADO BRANDS, INC.
BALANCE SHEET BREAKDOWN
$ in '000's
                                                                                         Increase        Increase        Increase
                                                                                        (Decrease)      (Decrease)      (Decrease)
                                       12/29/02    12/28/03    01/02/05    01/02/05    vs. 01/02/05    vs. 12/29/02   vs. 12/28/03
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable:
  A/R (net) *                             686         301         745         969           224             283             668
  M&S Receivable                           54           -           -           -             -             (54)              -
  Allowance for Uncollectible - M&S         -           -           -           -             -               -               -
  Credit cards **                       3,184       2,625       2,112       2,669           557            (515)             44
  From joint venture                        -           -           -           -             -               -               -
  Employee/Partner Loans                  270           8           -           -             -            (270)             (8)
  Interest receivable - current           894         863       1,027       1,027             -             133             164
  Other                                    (1)          2           -           -             -               1              (2)
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                  5,087       3,799       3,884       4,664           780            (423)            865
===================================================================================================================================

     * Increase primarily related to claims paid over retention - refunded in February

     ** Increase is due to total sales for last four days were higher in January than in December, and credit card usuage increased as a percent of sales

                                                        Monthly Operating Report


     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-5

     CASE NUMBER: 04-31555                              rwd, 01/05



     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
                                                           See Attached Schedule


                                   MONTH:   January 2005
                                           ------------------------------

BANK  RECONCILIATIONS
                                   Account #1   Account #2   Account #3   TOTAL
-------------------------------------------------------------------------------
A. BANK:
-------------------------------------------------------------------------------
B. ACCOUNT NUMBER:
-------------------------------------------------------------------------------
C. PURPOSE (TYPE):
-------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT
-------------------------------------------------------------------------------
2. ADD:TOTAL DEPOSITS NOT CREDITED
-------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS
-------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS
-------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS        $0          $0            $0          $0
-------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------



INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------
                                 DATE OF     TYPE OF      PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER     PURCHASE    INSTRUMENT     PRICE        VALUE
-------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                       $0           $0
-------------------------------------------------------------------------------



CASH
-------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                      $0
-------------------------------------------------------------------------------
13. TOTAL  CASH  -  END  OF MONTH                                         $0
-------------------------------------------------------------------------------


     Note: All bank accounts are reconciled each month with no more than a one-month lag.

Avado Brands, Inc,
Cash Analysis as of January 30, 2005

                                        Funds Transfer     # of          G/L             Bank
G/L Acct #      JDE Name                    Method         Rest        Balance          Balance
------------------------------------------------------------------------------------------------
Don Pablo's

50.1100.0101   Bank of America (AST)         AST             17     127,794.09       19,384.14
50.1100.0102   Bank One (AST)                AST             18     216,298.10       54,673.11
50.1100.0103   Fifth Third Bank (AST)        AST             15     130,549.34       25,525.23
50.1100.0104   First Union                   AST             13     132,613.97       19,054.54
50.1100.0105   M&T                          Sweep             4      47,561.33       10,122.68
50.1100.0106   PNC                     Sweep/Internet         6      55,518.91       13,431.99
50.1100.0107   Wachovia                Sweep/Internet         6      42,659.08       13,737.97
50.1100.0108   Wells Fargo (AST)             AST             10      79,474.44       14,138.53
50.1100.0109   Wells Fargo                  Sweep             3      25,582.99        6,481.49
50.1100.0111   First Tennessee              Sweep             1       9,191.88        2,706.58
50.1100.0112   Fleet                        Sweep             1       9,405.01        3,166.98
50.1100.5042   Wells Fargo                  Sweep             1       8,720.42        2,437.53
50.1100.5048   National City                Sweep             1      20,126.67        7,175.56
50.1100.5051   US Bank                      Sweep             1      15,546.78        4,967.04
50.1100.5079   National City                Sweep             1      20,272.04        7,208.06
50.1100.5087   National City                Sweep             1      12,873.48        4,081.94
50.1100.5115   US Bank                      Sweep             1      13,385.73        4,249.00
50.1100.5120   National City                Sweep             1      12,893.04        3,280.82
                                                            ------------------------------------
                                                                    980,467.30      215,823.19

50.1101.02     LaSalle Dep Concentration     ZBA                             -       87,000.00
50.1101.04     LaSalle Payroll               ZBA                   (386,545.24)              -
50.1102.04     LaSalle A/P                   ZBA                 (1,864,299.70)              -
50.1104.04     LaSalle BWL                   ZBA                    (30,026.52)              -
50.1104.5026   Bank of America - Club A/C    ZBA                      4,716.89        1,598.20
50.1104.5042   Wells Fargo - Club A/C        ZBA                      4,945.50        1,821.10
50.1104.5047   Wells Fargo - Club A/C        ZBA                        (68.96)              -
                                                            ------------------------------------
                                                            101  (1,290,810.73)     306,242.49

Hops

202.1100.0101  Bank of America Dep          Sweep                        (0.57)          (0.57)
202.1100.0102  Bank One-CO Deposit      Sweep/Actual          3      18,002.81        7,243.87
202.1100.0103  Fifth Third Deposit          Sweep             -        (400.99)        (400.99)
202.1100.0104  First Union Deposit           AST             29     238,278.96       32,179.59
202.1100.0108  Wells Fargo Deposit          Sweep             1      12,019.74        5,497.16
202.1100.0112  Amsouth/MS Depository        Sweep             1       1,183.81        1,183.81
202.1100.0115  US Bank Depository       Sweep/Actual          1       6,584.69        2,143.59
202.1100.0118  Fleet-KC Depository      Sweep/Actual          2      32,520.85        9,876.69
                                                            ------------------------------------
                                                                    308,189.30       57,723.15


202.1049.02    LaSalle Dep Concentration     ZBA                             -       19,000.00
202.1101.04    LaSalle Payroll               ZBA                   (507,137.13)              -
202.1102.04    LaSalle A/P                   ZBA                   (563,275.66)              -
202.1104.04    LaSalle BWL                   ZBA                        (32.18)              -
                                                            ------------------------------------
                                                             37    (762,255.67)      76,723.15

Corporate

007.1025.02    LaSalle Master Main Acct                             323,752.98      217,753.14
               Held Checks                                                   -             N/A
               Entry Booked for Cash Adj.                         3,474,552.39             N/A
                                                            ------------------------------------
               Avado Brands Master After Adj.                     3,798,305.37      217,753.14

007.1049       ACH Wire Transfers                                            -               -
007.1049.01    Provident/Avado Corp                                          -               -
007.1049.02    LaSalle Dep Concentration                                     -               -
007.1050       Foothill/Avado Master                                         -               -
007.1052       Suntrust Tax Payment                                  24,531.02       24,531.02
007.1052.01    RBC/Provident Tax Settlement                                  -               -
007.1052.02    LaSalle Payroll Tax                                           -               -
007.1052.03    LaSalle Prop Tax                                              -               -
007.1052.04    LaSalle Sales Tax                                             -               -
007.1052.05    SERP Distributions-LaSalle                            43,711.87       43,711.87
007.1100.SUN   Suntrust - Depository                                  6,678.38        3,568.05
007.1101.04    LaSalle Payroll                                      (32,320.40)              -
007.1102.04    LaSalle A/P                                         (384,229.68)              -
007.1104.04    LaSalle BWL                                          (30,438.86)              -
007.1125.02    LaSalle Medical Claims                                        -               -
007.1125.03    JP Morgan Medical Claims                              58,294.00       58,294.00
007.1126.02    LaSalle W/C G/L Claims                                        -               -
                                                            ------------------------------------
                                                                  3,484,531.70      347,858.08
                                                            ------------------------------------
Total Cash Avado Brands                                           1,431,465.30      730,823.72
                                                            ====================================

               Petty Cash                                           155,635.00
                                                            -------------------
                 Total Consolidated Cash                          1,587,100.30

               Per Balance Sheet                                  1,587,100.87
                                                            -------------------
                 Unlocated Difference                                    (0.57)


                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS - 6

     CASE NUMBER: 04-31555                              rwd, 01/05


                                           MONTH:   January 2005
                                                  -------------------------


PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                    INSIDERS
-------------------------------------------------------------------------------
                             TYPE OF         AMOUNT         TOTAL PAID
        NAME                 PAYMENT          PAID           TO DATE
-------------------------------------------------------------------------------
1.  See Attachment
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  INSIDERS                                $0               $0
-------------------------------------------------------------------------------


                                  PROFESSIONALS
-------------------------------------------------------------------------------
                       DATE OF COURT                        TOTAL      TOTAL
                     ORDER AUTHORIZING   AMOUNT    AMOUNT   PAID      INCURRED
        NAME              PAYMENT       APPROVED    PAID   TO DATE   & UNPAID *
-------------------------------------------------------------------------------
1. See Attachments
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  PROFESSIONALS                       $0           $0        $0        $0
-------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED



POSTPETITION   STATUS  OF  SECURED  NOTES,   LEASES  PAYABLE  AND  ADEQUATE
PROTECTION PAYMENTS


                               SCHEDULED         AMOUNTS
                                MONTHLY            PAID             TOTAL
                                PAYMENTS          DURING           UNPAID
   NAME OF CREDITOR               DUE             MONTH         POSTPETITION
-------------------------------------------------------------------------------
1. DDJ DIP revolver               n/a                           $40,002,251
-------------------------------------------------------------------------------
2. Leases                      $1,463,262      $1,463,262                $0
-------------------------------------------------------------------------------
3. Adequate Protection Payments   n/a                                    $0
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL                       $1,463,262      $1,463,262       $40,002,251
-------------------------------------------------------------------------------

Avado Brands, Inc.

Payments made to insiders for the period ending January 30, 2005

                     Cumulative                       Non-Qualified                                           Monthly     Cumulative
Name                  01/02/05    Wages    Bonuses    401K Payout   Severance  Vacation  Expenses    Other     Total       01/30/05
-----------------------------------------------------------------------------------------------------------------------------------
Emilio Alvarez-Recio   40,500         -         -            -           -          -          -     2,000      2,000        42,500
Jerome Atkinson        45,783         -         -            -           -          -          -     2,000      2,000        47,783
William Lapham         45,118         -         -            -           -          -          -     2,000      2,000        47,118
Robert Sroka           95,895         -         -            -           -          -          -     2,000      2,000        97,895
-----------------------------------------------------------------------------------------------------------------------------------
 Subtotal BOD         227,296         -         -            -           -          -          -     8,000      8,000       235,296
-----------------------------------------------------------------------------------------------------------------------------------
Rick Barbrick         166,933   116,428         -            -           -          -      3,747         -    120,175       287,108
Robert Hogan                -         -         -            -           -          -      1,793         -      1,793         1,793
Robert Andreottola    316,328    20,769         -            -           -          -      2,878         -     23,647       339,975
Mitchell Blocher      113,247     8,846         -            -           -          -      1,005         -      9,851       123,098
Dannie Durham               -         -         -            -           -          -          -         -          -             -
Don Garrison          145,733     8,462         -            -           -          -      2,677         -     11,139       156,872
Greg Graber           212,060    12,462         -            -           -          -      2,974         -     15,436       227,496
Gary Grimes           254,926    13,077         -            -           -          -      6,501         -     19,578       274,504
Timothy Ligon         153,485     9,846         -            -           -          -          -         -      9,846       163,331
Louis Profumo         323,069    23,077         -            -           -      5,769      1,427         -     30,273       353,342
Brett Shone           135,087     7,827         -            -           -          -      2,983         -     10,810       145,897
Percy Williams        135,265    10,000         -            -           -          -        156         -     10,156       145,421
-----------------------------------------------------------------------------------------------------------------------------------
 Subtotal Officers  1,956,133   230,794         -            -           -      5,769     26,141         -    262,704     2,218,837
-----------------------------------------------------------------------------------------------------------------------------------
Total Payments      2,183,429   230,794         -            -           -      5,769     26,141     8,000    270,704     2,454,133
===================================================================================================================================

AVADO BRANDS, INC.
22-Feb-05

---------------------------------
      80/20 PROFESSIONALS
---------------------------------
                                             Services        Services       Services       Services        Services       Services
                                           for month of    for month of   for month of   for month of    for month of   for month of
                                              Feb-04          Mar-04         Apr-04         May-04          Jun-04         Jul-04
                                              Actual          Actual         Actual         Actual          Actual         Actual
TOTAL BILLED FEES + EXPENSES
Anderson Kill & Olick, PC                    $81,055.58     $143,595.48    $119,251.05    $126,469.58      $75,278.24     $63,574.76
Cox & Smith, Inc.                           $140,302.61     $142,256.23    $183,731.84    $129,422.26     $101,851.01    $108,342.71
Miller Buckfire Lewis Ying & Co., LLC (1)   $100,000.00     $100,000.00    $120,239.64    $108,060.63     $111,957.25    $100,437.23
Munsch Hardt Kopf & Harr, PC                 $16,234.37      $15,565.16     $14,433.71     $13,632.86      $15,861.19      $7,821.32
Skadden, Arps, Slate, Meagher & Flom LLP    $305,748.67     $204,849.67    $161,006.67    $155,911.00     $180,510.00     $73,595.00
Ernst & Young LLP (2)                        $55,645.00      $50,000.00     $58,831.00     $53,117.00      $57,197.00     $50,082.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $698,986.23     $656,266.54    $657,493.91    $586,673.33     $542,654.69    $403,853.02
------------------------------------------------------------------------------------------------------------------------------------

FEES AT 80%
Anderson Kill & Olick, PC                    $60,874.00     $104,968.00     $92,334.40      $88,996.00     $51,742.00     $50,641.60
Cox & Smith, Inc.                           $100,077.60     $108,334.80    $144,517.60      $97,206.80     $75,789.40     $82,786.40
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00      $80,000.00     $80,000.00      $80,000.00     $80,000.00     $80,000.00
Munsch Hardt Kopf & Harr, PC                 $12,344.00      $12,096.00      $9,724.00      $10,116.00     $12,228.00      $5,832.00
Skadden, Arps, Slate, Meagher & Flom LLP    $233,792.00     $147,841.00    $117,796.00     $106,888.00    $130,504.00     $49,958.40
Ernst & Young LLP (2)                        $44,516.00      $40,000.00     $40,000.00      $40,000.00     $40,000.00     $40,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $531,603.60     $493,239.80    $484,372.00     $423,206.80    $390,263.40    $309,218.40
------------------------------------------------------------------------------------------------------------------------------------

DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                    $15,218.50      $26,242.00     $23,083.60      $22,249.00     $12,935.50     $12,660.40
Cox & Smith, Inc.                            $25,019.40      $27,083.70     $36,129.40      $24,301.70     $18,947.35     $20,696.60
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $20,000.00     $20,000.00      $20,000.00     $20,000.00     $20,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $3,024.00      $2,431.00       $2,529.00      $3,057.00      $1,458.00
Skadden, Arps, Slate, Meagher & Flom LLP     $57,324.67      $35,835.67     $28,324.67      $26,722.00     $32,626.00     $12,489.60
Ernst & Young LLP (2)                        $11,129.00      $10,000.00     $10,000.00      $10,000.00     $10,000.00     $10,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $131,777.57     $122,185.37    $119,968.67     $105,801.70     $97,565.85     $77,304.60
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES AT 100%
Anderson Kill & Olick, PC                     $4,963.08      $12,385.48      $3,833.05      $15,224.58     $10,600.74        $272.76
Cox & Smith, Inc.                            $15,205.61       $6,837.73      $3,084.84       $7,913.76      $7,114.26      $4,859.71
Miller Buckfire Lewis Ying & Co., LLC (1)         $0.00           $0.00     $20,239.64       $8,060.63     $11,957.25        $437.23
Munsch Hardt Kopf & Harr, PC                    $804.37         $445.16      $2,278.71         $987.86        $576.19        $531.32
Skadden, Arps, Slate, Meagher & Flom LLP     $14,632.00      $21,173.00     $14,886.00      $22,301.00     $17,380.00     $11,147.00
Ernst & Young LLP (2)                             $0.00           $0.00      $8,831.00       $3,177.00      $7,197.00         $82.00
------------------------------------------------------------------------------------------------------------------------------------
                                             $35,605.06      $40,841.37     $53,153.24      $57,664.83     $54,825.44     $17,330.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $65,837.08     $117,353.48     $96,167.45     $104,220.58     $62,342.74     $50,914.36
Cox & Smith, Inc.                           $115,283.21     $115,172.53    $147,602.44     $105,120.56     $82,903.66     $87,646.11
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00      $80,000.00    $100,239.64      $88,060.63     $91,957.25     $80,437.23
Munsch Hardt Kopf & Harr, PC                 $13,148.37      $12,541.16     $12,002.71      $11,103.86     $12,804.19      $6,363.32
Skadden, Arps, Slate, Meagher & Flom LLP    $248,424.00     $169,014.00    $132,682.00     $129,189.00    $147,884.00     $61,105.40
Ernst & Young LLP (2)                        $44,516.00      $40,000.00     $48,831.00      $43,177.00     $47,197.00     $40,082.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $567,208.66     $534,081.17    $537,525.24     $480,871.63    $445,088.84    $326,548.42
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $65,837.08     $183,190.56    $279,358.01     $383,578.59    $445,921.33    $496,835.69
Cox & Smith, Inc.                           $115,283.21     $230,455.74    $378,058.18     $483,178.74    $566,082.40    $653,728.51
Miller Buckfire Lewis Ying & Co., LLC (1)    $80,000.00     $160,000.00    $260,239.64     $348,300.27    $440,257.52    $520,694.75
Munsch Hardt Kopf & Harr, PC                 $13,148.37      $25,689.53     $37,692.24      $48,796.10     $61,600.29     $67,963.61
Skadden, Arps, Slate, Meagher & Flom LLP    $248,424.00     $417,438.00    $550,120.00     $679,309.00    $827,193.00    $888,298.40
Ernst & Young LLP (2)                        $44,516.00      $84,516.00    $133,347.00     $176,524.00    $223,721.00    $263,803.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $567,208.66   $1,101,289.83  $1,638,815.07   $2,119,686.70  $2,564,775.54  $2,891,323.96
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES PAID
Anderson Kill & Olick, PC                    $15,218.50      $26,253.05     $23,083.60       22,249.00      12,935.50      12,660.40
Cox & Smith, Inc.                            $25,019.40      $27,083.70     $36,129.40       24,301.70      18,947.35      20,696.60
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $20,000.00     $20,000.00       20,000.00      20,000.00      20,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $3,024.00      $2,431.00        2,529.00       3,057.00       1,468.00
Skadden, Arps, Slate, Meagher & Flom LLP     $57,324.67      $35,835.67     $28,324.67       26,722.00      32,626.00      12,489.60
Ernst & Young LLP (2)                        $11,129.00      $10,000.00     $10,000.00       10,000.00      10,000.00      10,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $131,777.57     $122,185.37    $119,968.67      105,801.70      97,565.85      77,304.60
------------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                    $15,218.50      $41,460.50     $64,544.10      $22,249.00     $12,935.50     $12,660.40
Cox & Smith, Inc.                            $25,019.40      $52,103.10     $98,232.50      $24,301.70     $18,947.35     $20,696.60
Miller Buckfire Lewis Ying & Co., LLC (1)    $20,000.00      $40,000.00     $60,000.00      $20,000.00     $20,000.00     $20,000.00
Munsch Hardt Kopf & Harr, PC                  $3,086.00       $6,110.00      $8,541.00       $2,529.00      $3,057.00      $1,468.00
Skadden, Arps, Slate, Meagher & Flom LLP     $57,324.67      $93,160.33    $121,485.00      $26,722.00     $32,626.00     $12,489.60
Ernst & Young LLP (2)                        $11,129.00      $21,129.00     $31,129.00      $10,000.00     $10,000.00     $10,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                            $131,777.57     $253,962.93    $373,931.60     $105,801.70     $97,565.85     $77,304.60
------------------------------------------------------------------------------------------------------------------------------------

     (1) Miller Buckfire received $300,000 retainer 1/26/04. $150,000 applied to prepetition fees & expenses - $150,000 applied to post petition final settlement of fees & expenses - current balance of incurred but unpaid post-petition expenses - $9,581.75 - monthly fee $100,000 subject to 80/20 arrangement

     (2) EYCF fee arrangement - $75,000 first month, $50,000 subsequent months - subject to $1.8 million fee cap - engagement ended 10/10/04

     (3) FTI engaged on same terms as EYCF pending court approval effective 10/11/04

     (4) Jones Day Nov 04 & Dec 04 figures are estimates

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
22-Feb-05

-----------------------------------
      80/20 PROFESSIONALS  (cont.)
-----------------------------------

                                              Services         Services          Services        Services      Services
                                            for month of     for month of      for month of    for month of   for month of
                                               Aug-04           Sep-04            Oct-04          Nov-04         Dec-04
                                               Actual           Actual            Actual         Act/Fcst      Act/Fcst
TOTAL BILLED FEES + EXPENSES
Anderson Kill & Olick, PC                     $71,035.03       $75,486.07      $164,637.66       62,012.39     32,676.95
Cox & Smith, Inc.                            $109,198.15       $96,400.37      $148,100.82      114,092.42     79,057.87
Miller Buckfire Lewis Ying & Co., LLC (1)    $100,420.78      $117,461.20      $101,851.98      101,790.85    102,017.89
Munsch Hardt Kopf & Harr, PC                  $21,629.16        $8,516.40       $29,527.41       18,470.99      7,401.85
Skadden, Arps, Slate, Meagher & Flom LLP     $167,112.00      $175,366.00      $324,234.00      157,248.00    181,821.00
Ernst & Young LLP (2)                         $54,348.00       $50,000.00       $16,130.00               -             -
Jones Day (4)                                 $18,970.15        $3,660.00        $7,252.50        6,750.00      6,750.00
FTI (3)                                                -                -       $33,931.00       51,784.00     50,420.00
-----------------------------------------------------------------------------------------------------------------------------
                                             $542,713.17      $526,890.04      $825,665.37      512,148.65    460,145.56
-----------------------------------------------------------------------------------------------------------------------------

FEES AT 80%
Anderson Kill & Olick, PC                     $49,186.00       $58,142.80      $130,442.40       45,978.60     22,726.00
Cox & Smith, Inc.                             $80,287.60       $72,851.60      $112,496.00       72,964.00     60,171.20
Miller Buckfire Lewis Ying & Co., LLC (1)     $80,000.00       $80,000.00       $80,000.00       80,000.00     80,000.00
Munsch Hardt Kopf & Harr, PC                  $15,913.60        $6,516.00       $21,454.40       13,104.80      5,620.00
Skadden, Arps, Slate, Meagher & Flom LLP     $128,832.80      $133,379.20      $229,997.60      109,652.00    134,824.80
Ernst & Young LLP (2)                         $40,000.00       $40,000.00       $12,904.00               -             -
Jones Day (4)                                 $18,333.50        $2,928.00        $5,530.80        5,000.00      5,000.00
FTI (3)                                                -                -       $27,097.00       40,000.00     40,000.00
-----------------------------------------------------------------------------------------------------------------------------
                                             $412,553.50      $393,817.60      $619,922.20      366,399.40    348,342.00
-----------------------------------------------------------------------------------------------------------------------------

DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                     $12,296.50       $14,535.70       $32,610.60       11,494.65      5,681.50
Cox & Smith, Inc.                             $20,071.90       $18,212.90       $28,124.00       31,449.60     15,042.80
Miller Buckfire Lewis Ying & Co., LLC (1)     $20,000.00       $20,000.00       $20,000.00       20,000.00     20,000.00
Munsch Hardt Kopf & Harr, PC                   $3,978.30        $1,629.00        $5,363.60        3,276.20      1,405.00
Skadden, Arps, Slate, Meagher & Flom LLP      $29,615.20       $33,344.80       $57,499.40       27,413.00     33,706.20
Ernst & Young LLP (2)                         $10,000.00       $10,000.00        $3,226.00               -             -
Jones Day (4)                                          -          $732.00        $1,382.70        1,250.00      1,250.00
FTI (3)                                                -                -        $6,774.00       10,000.00     10,000.00
-----------------------------------------------------------------------------------------------------------------------------
                                              $95,961.90       $98,454.40      $154,980.30      104,883.45     87,085.50
-----------------------------------------------------------------------------------------------------------------------------

EXPENSES AT 100%
Anderson Kill & Olick, PC                      $9,552.53        $2,807.57        $1,584.66        4,539.14      4,269.45
Cox & Smith, Inc.                              $8,838.65        $5,335.87        $7,480.82        9,678.82      3,843.87
Miller Buckfire Lewis Ying & Co., LLC (1)        $420.78       $17,461.20        $1,851.98        1,790.85      2,017.89
Munsch Hardt Kopf & Harr, PC                   $1,737.16          $371.40        $2,709.41        2,089.99        376.85
Skadden, Arps, Slate, Meagher & Flom LLP       $8,664.00        $8,642.00       $36,737.00       20,183.00     13,290.00
Ernst & Young LLP (2)                          $4,348.00                -                -               -             -
Jones Day (4)                                    $636.65                -          $339.00          500.00        500.00
FTI (3)                                                -                -           $60.00        1,784.00        420.00
-----------------------------------------------------------------------------------------------------------------------------
                                              $34,197.77       $34,618.04       $50,762.87       40,565.80     24,718.06
-----------------------------------------------------------------------------------------------------------------------------

TOTAL PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                     $58,738.53       $60,950.37      $132,027.06       50,517.74     26,995.45
Cox & Smith, Inc.                             $89,126.25       $78,187.47      $119,976.82       82,642.82     64,015.07
Miller Buckfire Lewis Ying & Co., LLC (1)     $80,420.78       $97,461.20       $81,851.98       81,790.85     82,017.89
Munsch Hardt Kopf & Harr, PC                  $17,650.76        $6,887.40       $24,163.81       15,194.79      5,996.85
Skadden, Arps, Slate, Meagher & Flom LLP     $137,496.80      $142,021.20      $266,734.60      129,835.00    148,114.80
Ernst & Young LLP (2)                         $44,348.00       $40,000.00       $12,904.00               -             -
Jones Day (4)                                 $18,970.15        $2,928.00        $5,869.80        5,500.00      5,500.00
FTI (3)                                                -                -       $27,157.00       41,784.00     40,420.00
-----------------------------------------------------------------------------------------------------------------------------
                                             $446,751.27      $428,435.64      $670,685.07      407,265.20    373,060.06
-----------------------------------------------------------------------------------------------------------------------------

CUMULATIVE PAID (80% FEES + EXPENSES)
Anderson Kill & Olick, PC                    $555,574.22      $616,524.59      $748,551.65      799,069.39    826,064.84
Cox & Smith, Inc.                            $742,854.76      $821,042.23      $941,019.05    1,023.661.87  1,087,676.94
Miller Buckfire Lewis Ying & Co., LLC (1)    $601,115.53      $698,576.73      $780,428.71      862,219.56    944,237.45
Munsch Hardt Kopf & Harr, PC                  $85,614.37       $92,501.77      $116,665.58      131,860.37    137,857.22
Skadden, Arps, Slate, Meagher & Flom LLP   $1,025,765.20    $1,167,816.40    $1,434,551.20    1,564,386.00  1,712,500.80
Ernst & Young LLP (2)                        $308,151.00      $348,151.00      $361,055.00      361,055.00    361,055.00
Jones Day (4)                                 $18,970.15       $21,898.15       $27,767.95       33,267.95     38,767.95
FTI (3)                                                -                -       $27,157.00       68,941.00    109,361.00
-----------------------------------------------------------------------------------------------------------------------------
                                           $3,338,075.23    $3,766,510.87    $4,437,626.14    4,844,461.14  5,217,521.20
-----------------------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES PAID
Anderson Kill & Olick, PC                      12,296.60                -                -               -             -
Cox & Smith, Inc.                              20,071.00                -                -               -             -
Miller Buckfire Lewis Ying & Co., LLC (1)      20,000.00                -                -               -             -
Munsch Hardt Kopf & Harr, PC                    3,978.40                -                -               -             -
Skadden, Arps, Slate, Meagher & Flom LLP       29,615.20                -                -               -             -
Ernst & Young LLP (2)                          10,000.00                -                -               -             -
Jones Day (4)                                          -                -                -               -             -
FTI (3)                                                -                -                -               -             -
-----------------------------------------------------------------------------------------------------------------------------
                                               95,961.90                -                -               -             -
-----------------------------------------------------------------------------------------------------------------------------

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
Anderson Kill & Olick, PC                     $12,296.50       $14,535.70       $47,146.30       58,640.95     54,322.45
Cox & Smith, Inc.                             $20,071.90       $18,212.90       $46,336.90       77,786.50     92,829.30
Miller Buckfire Lewis Ying & Co., LLC (1)     $20,000.00       $20,000.00       $40,000.00       60,000.00     80,000.00
Munsch Hardt Kopf & Harr, PC                   $3,978.40        $1,629.00        $6,992.60       10,268.80     11,673.80
Skadden, Arps, Slate, Meagher & Flom LLP      $29,615.20       $33,344.80       $90,844.20      118,257.20    151,963.40
Ernst & Young LLP (2)                         $10,000.00       $10,000.00       $13,226.00       13,226.00     13,226.00
Jones Day (4)                                          -          $732.00        $2,114.70        3,364.70      4,614.70
FTI (3)                                                -                -        $6,774.00       16,774.00     26,774.00
-----------------------------------------------------------------------------------------------------------------------------
                                              $95,961.90       $98,454.40      $253,434.70      358,318.15    445,403.65
-----------------------------------------------------------------------------------------------------------------------------

     (1) Miller Buckfire received $300,000 retainer 1/26/04. $150,000 applied to prepetition fees & expenses - $150,000 applied to post petition final settlement of fees & expenses - current balance of incurred but unpaid post-petition expenses - $9,581.75 - monthly fee $100,000 subject to 80/20 arrangement

     (2) EYCF fee arrangement - $75,000 first month, $50,000 subsequent months - subject to $1.8 million fee cap - engagement ended 10/10/04

     (3) FTI engaged on same terms as EYCF pending court approval effective 10/11/04

     (4) Jones Day Nov 04 & Dec 04 figures are estimates

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
18-Feb-05

----------------------------------------
    AP Services, LLC (Alix Partners)
----------------------------------------
                                           Services       Services        Services        Services         Services      Services
                                         for month of   for month of    for month of    for month of     for month of  for month of
                                            Feb-04         Mar-04          Apr-04          May-04          Jun-04         Jul-04
TOTAL BILLED FEES + EXPENSES
AP Services (1)                          $387,302.10    $560,965.21      $457,323.90     $323,124.11     $378,647.16     $316,775.81

FEES AT 80%
AP Services (1)                          $294,532.20    $350,000.00      $343,900.20     $242,922.60     $253,747.40     $225,240.60

DEFERRED FEES AT 20%
AP Services (1)                           $73,633.05    $160,860.00       $85,975.05      $60,730.65      $63,436.85      $56,310.15

EXPENSES AT 100%
AP Services (1)                           $19,136.85     $50,105.21       $27,448.65      $19,470.86      $61,462.91      $35,225.06

TOTAL PAID (80% FEES + EXPENSES)
AP Services ($350,000 monthly cap)(1)    $313,669.05    $400,105.21      $371,348.85     $262,393.46     $315,210.31     $260,465.66

CUMULATIVE PAID (80% FEES + EXPENSES)
AP Services (1)                          $313,669.05    $713,774.26    $1,085,123.11   $1,347,516.57   $1,662,726.88   $1,923,192.54

DEFERRED FEES PAID
AP Services (1)                                    -              -                -               -               -               -

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
AP Services (1)                           $73,633.05    $234,493.05      $320,468.10     $381,198.75     $444,635.60     $500,945.75


     (1) AP Services to receive monthly 80% of its total fees or $350,000, whichever is less, plus 100% of total expenses

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

AVADO BRANDS, INC.
18-Feb-05

----------------------------------------------
    AP Services, LLC (Alix Partners) (cont.)
----------------------------------------------
                                           Services         Services        Services          Services        Services
                                         for month of     for month of    for month of      for month of    for month of
                                            Aug-04           Sep-04          Oct-04            Nov-04          Dec-04
TOTAL BILLED FEES + EXPENSES
AP Services (1)                          $353,260.67      $296,856.66      $310,014.38      $287,371.31     $219,720.17

FEES AT 80%
AP Services (1)                          $258,573.20      $223,814.60      $226,546.40      $214,141.80     $161,903.20

DEFERRED FEES AT 20%
AP Services (1)                           $64,643.30       $55,953.65       $56,636.60       $53,535.45      $40,475.80

EXPENSES AT 100%
AP Services (1)                           $30,044.17       $17,088.41       $26,831.38       $19,694.06      $17,341.17

TOTAL PAID (80% FEES + EXPENSES)
AP Services ($350,000 monthly cap)(1)    $288,617.37      $240,903.01      $253,377.78      $233,835.86     $179,244.37

CUMULATIVE PAID (80% FEES + EXPENSES)
AP Services (1)                        $2,211,809.91    $2,452,712.92    $2,706,090.70    $2,939,926.56   $3,119,170.93

DEFERRED FEES PAID
AP Services (1)                                    -                -                -                -               -

CUMULATIVE MONTHLY DEFERRED FEES AT 20%
AP Services (1)                          $565,589.05      $621,542.70      $678,179.30      $731,714.75     $772,190.55


     (1) AP Services to receive monthly 80% of its total fees or $350,000, whichever is less, plus 100% of total expenses

     Note: This schedule is through the prior month, due to actual invoices typically lagging one month.

                                                       Monthly Operating Reports

     CASE NAME: Avado Brands, Inc.                     ACCRUAL BASIS - 7

     CASE NUMBER: 04-31555                             rwd, 01/05


                                          MONTH: January 2005

QUESTIONNAIRE
                                                             YES          NO
-------------------------------------------------------------------------------
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
   THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
-------------------------------------------------------------------------------
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
   OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
-------------------------------------------------------------------------------
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
   OR LOANS) DUE FROM RELATED PARTIES?                                      X
-------------------------------------------------------------------------------
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
   LIABILITIES THIS REPORTING PERIOD?                         X
-------------------------------------------------------------------------------
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
   DEBTOR FROM ANY PARTY?                                                   X
-------------------------------------------------------------------------------
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
-------------------------------------------------------------------------------
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
   PAST  DUE?                                                               X
-------------------------------------------------------------------------------
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
-------------------------------------------------------------------------------
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                             X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                        X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.



INSURANCE
                                                            YES           NO
-------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
   OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?            X
-------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
        TYPE  OF                                             PAYMENT AMOUNT
         POLICY            CARRIER       PERIOD COVERED        & FREQUENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    See Attachments
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     Explanation of "Yes" Answers:

     We have paid certain pre-petition expenses after receiving Court approval under the PACA, Beer, Wine & Liquor, Waste Service Providers, Utilities, Employee and Surety Bond Orders. Pre-petition payroll taxes have been paid.

Policy Register
AVADO BRANDS, INC.

Line of Coverage  Insurer           Term      Premium     Limits                                                     Deductible/SIR
-----------------------------------------------------------------------------------------------------------------------------------
Property          Allianz          2/16/04    $502,523    $50,000,000 Total Loss Limit                                  $ 250,000
                  Insurance Co.    2/16/05                                                                              $ 100,000
                                                          $20,000,000 Earthquake/Earth Movement (Esxcludes CA)          $ 250,000
                                                          $20,000,000 Flood, Except
                                                          $ 2,500,000 Flood 100 Yr Flood Zone - Aggregate               $ 500,000
                                                          $25,000,000 Domestic Terroism
                                                          $ 2,500,000 Newly Acquired Property (90 days)
                                                          $ 5,000,000 Builders Risk                                     $  25,000
                                                          $ 5,000,000 Ordinance or Law Coverage
                                                          $ 1,330,000 Fine Arts
                                                          $    50,000 Trees, Shrubs, Plants, and Lawns
 -----------------------------------------------------------------------------------------------------------------------------------
Boiler &          Allianz          2/16/04    Incl. in    $15,000,000 Property Damage, Business Income Extra Expense    $  10,000
Machinery         Insurance Co.    2/16/05    property    $ 1,000,000 Off Premises Service Interruption (Gas, Steam,
                                                                      Electricity, Water, A/C, Telephone)
                                                          $   500,000 Consequential Damage Spoilage                     $   5,000
                                                          $   100,000 Expediting Expense                                $   5,000
                                                          $   500,000 Ammonia Contamination
                                                          $   100,000 Water Damage
                                                          $   100,000 Hazardous Substances
------------------------------------------------------------------------------------------------------------------------------------
Automobile        American Home    2/16/04    $  5,000    $ 1,000,000 Combined Single Limit Each Occurence - Symbol 8   $   1,500
Liability         Assurance        2/16/05                $     5,000 Auto Medical Payments - Symbol 2
                                                          $    50,000 Hired Car Physical Damage
                                                          Minimum Statutory Personal Injury Protection
------------------------------------------------------------------------------------------------------------------------------------
General           American Home    2/16/04    $210,000    $10,000,000 General Aggregate Limit                           $ 500,000
Liability         Assurance        2/16/05                $ 2,000,000 Products/Completed Operations Aggr. Limit
                  Company                                 $ 1,000,000 Personal & Advertising Injury Limit
                                                          $ 1,000,000 Combined Single Limit Each Occurrence
                                                          $ 1,000,000 Fire Damage Limit, Any One Fire
                                                          $     5,000 Medical Expense
                                                          $ 1,000,000 Employee Benefits Per Coaim/Aggregate             $   1,000
                                                          $ 1,000,000 Liquor Liability Each Common Clause Limit
------------------------------------------------------------------------------------------------------------------------------------
Workers'          American Home    2/16/04    $688,936    Statutory   Coverage A-Workers Comp.                          $ 500,000
Compensation      Assurance        2/16/05                            Coverage B-Workers Comp.
                  Company                                 $ 1,000,000 Each Accident
                                                          $ 1,000,000 Each Employee/Disease
                                                          $ 1,000,000 Policy Limit/Disease
------------------------------------------------------------------------------------------------------------------------------------
Foreign           Insurance Co     2/16/04    $  2,500    General Libility
Liability         of the State     2/16/05                $ 1,000,000 Each Occurence
                  of Pennsylvania                                     Excluded Products/Completed Operations Aggregate
                                                          $ 1,000,000 General Aggregate
                                                          $ 1,000,000 Personal & Advertising Injury Limit
                                                          $    10,000 Medical Expense Limit
                                                          $    50,000 Damages to Premises Rented to you Limit
                                                          Contingent Automobile Liability
                                                          $ 1,000,000 Combined Single Limit
                                                          Travel Acidental Death and Dismemberment
                                                          $    10,000 Death Benefit Per Person
                                                          $   100,000 Death Aggregat limit of indemnity
                                                          Accidental Sickness and Medical
                                                          $     5,000 Medical Expense Per Occurence                     $     250
                                                          $    25,000 Repatriation of Mortal Remains Per Occurence
                                                          $   100,000 Medical Evacuation Expense Per Occurence
------------------------------------------------------------------------------------------------------------------------------------
Umbrella          American         2/16/04    $100,091    $40,000,000 Per Occurence                                     $  10,000
Liability         International    2/16/05                $40,000,000 Products/Completed Operations Aggregate
                  South Insurance                         $40,000,000 General Aggregate
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Fiduciary         Federal          8/01/03    $  9,828    $ 2,000,000 Each Loss                                         $  50,000
Liability         Insurance        12/31/04   $  4,088    $ 2,000,000 Each Policy Period                                $ 100,000
                  Company                     Extension
------------------------------------------------------------------------------------------------------------------------------------
Directors &       American         8/01/03    $485,000    $10,000,000 Each Loss, Each Director/Officer                  $ 500,000
Officers          International    12/31/04   $225,000    $    50,000 Crisis Fund                                       $ 250,000
                  South Insurance             Extension
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Federal          8/01/02    $210,975    $5,000,000 Excess of $10,000,000
& Officers        Insurance Co.    12/31/04   $ 97,870
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Speciality       8/1/03     $196,000    $5,000,000 Excess of $15,000,000
& Officers        Insurance Co.    12/31/04   $ 90,925
------------------------------------------------------------------------------------------------------------------------------------
Crime             Federal          8/01/04    $ 51,070    $5,000,000 Employee Theft                                     $ 200,000
                  Insurance        8/01/05                $5,000,000 Premises Coverage
                  Company                                 $5,000,000 Transit Coverage
                                                          $5,000,000 Depositor's Forgery
                                                          $5,000,000 Computer Funds Transfer Fraud
                                                          $5,000,000 Money Order & Counterfeit Fraud Coverage
                                                          $5,000,000 Credit Card Fraud Coverage
------------------------------------------------------------------------------------------------------------------------------------
Special Crime     Federal          8/01/04    $  5,000    $5,000,000 Kidnap/Ransom and Extortion                        $       0
                  Insurance        8/01/05                $5,000,000 Custody Coverage
                  Company                                 $5,000,000 Expense Coverage
                                                          $  250,000 Sublimit for Recall Expenses
                                                          $   50,000 Sublimit for Rest and Rehabilitation Expenses
                                                          $  250,000 Accidental Loss Coverage - Loss of Life Benefit
                                                          $  500,000 Accidental Loss Coverage - Event Benefit Amount
                                                                 25% Mutilation (% of Loss of Life Benefit)
                                                                 50% Accidental Loss other than Mutilation/Loss of Life
                                                          $  250,000 Legal Liability Costs Coverage
------------------------------------------------------------------------------------------------------------------------------------
Employment        National Union   8/01/04    $161,500    $5,000,000 Aggregate                                          $1,000,000
Practices         Fire Insurance   8/01/05                                                                8/1/2002 Continuity Date
Liability         Company of
                  Pittsburgh, PA
------------------------------------------------------------------------------------------------------------------------------------

                      Commercial Premium Finance Agreement
                             AFCO PREMIUM CREDIT LLC
          A Joint Venture of AFCO Credit Corporation and Marsh USA Inc.
             2951 FLOWERS ROAD SOUTH, SUITE #132, ATLANTA, GA 30341
                     TEL. NOS. (770) 455-4850 (800) 288-5410
-------------------------------------------------------------------------------
Agent (Name and Address)       Insured (Name and Address as shown on the policy)


MARSH USA INC                  AVADO BRANDS, INC.
Attn:  ERIN MAURER             Attn:  MR. TIM LIGON
3475 PIEDMONT ROAD STE 1200    HANCOCK AT WASHINGTON
ATLANTA, GA  30305             MADISON, GA  30650
(404) 760-0112                 (706) 342-4552

A)  Total Premiums          B)  Down Payment        C)  Amount Financed        D)  Finance Charge         E)  Total Payments
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    1,509,050.00                528,168.00              980,882.00                 12,298.79                  993,180.79
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
F)  Annual Percentage Rate      No. of Payments         Amount of Payments         First Installment Due      Installment Due Dates
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    3.750%                      7 (Monthly)             141,882.97                 03/16/2004                 16th
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------

                              SCHEDULE OF POLICIES
---------------------------------------------------------------------------------------------------------------------
Effective Date      Name of Insurance Company and Name and Address of     Type of       Months          Premium $
of Policy/Inst.     General or Policy Issuing Agent or Intermediary       Coverage     Covered
---------------------------------------------------------------------------------------------------------------------
02/16/2004          ALLIANZ INS CO                                           PROP         12            502,122.00
                                                                             TAX          Ref               401.00
02/16/2004          AMERICAN HOME ASSUR CO                                   XSLB         12            210,000.00
02/16/2004          AMERICAN HOME ASSUR CO                                    WC          12            688,936.00
02/16/2004          INSURANCE CO OF THE STATE OF PA                          FRLB         12              2,500.00
02/16/2004          AMERICAN INT'L SOUTH INS CO                              UMB          12            100,091.00
02/16/2004          AMERICAN HOME ASSUR CO                                   AUTO         12              5,000.00


                    ($2,500.00 TME)
---------------------------------------------------------------------------------------------------------------------

     (1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Premium Credit LLC ("AFCO"), a joint venture of AFCO Credit Corporation and Marsh USA Inc., is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law, Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein. NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

     INSURED AGREES TO THE TERMS SET FORTH ABOVE AND ON THE LAST PAGEOF THIS AGREEMENT

_________________  X___________________________   _____________    ____________
INSURED'S  NAME     SIGNATURE OF INSURED OR       TITLE            DATE
                    AUTHORIZED REPRESENTATIVE

                         AGENT OR BROKER REPRESENTATIONS

     The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements.  5. No audit or  reporting  form  policies,  policies  subject  to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

      IF THERE ARE ANY EXCEPTIONS TOTHE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

___________________   X_____________________________   ___________   _________
AGENT OR BROKER        SIGNATURE OF AGENT OR BROKER    TITLE         DATE


     (2)   ASSIGNMENT  OF  AGREEMENT:   This  agreement  will  be  assigned  and
transferred to and serviced by AFCO Credit Corporation.

     (3) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (15), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.

     (4) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

     (5) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

     (6) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

     (7) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceedings.

     (8) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

     (9) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

     (10) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.

     (11) FINANCE CHARGE: The finance charge shown in block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.

     (12) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.

     (13) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

     (14) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

     (15) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

     (16) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.

     (17) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.

     (18) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

     (19) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

     (20) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

     (21) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.

     (22) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

     (23) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

     (24) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (6). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.